BUSINESS COMBINATIONS AND EQUITY METHOD INVESTEES	12 Months Ended
Dec. 31, 2023
Disclosure Of Business Combinations Abstract
BUSINESS COMBINATIONS AND EQUITY METHOD INVESTEES
NOTE 6 - BUSINESS COMBINATIONS AND EQUITY METHOD INVESTEES

a.	Acquisition of Roseman Engineering Ltd.

On January 31, 2023, the Company entered into a binding agreement for the purchase of the entire share capital (hereinafter "Purchased Shares") of Roseman Engineering Ltd. and Roseman Holdings Ltd. (hereinafter, together, "Roseman"). Roseman are private entities founded under the law of the State of Israel that manage smart systems in the fields of refueling, charging stations and management system for vehicle fleets. In consideration of the transaction, the Company will pay Roseman NIS 15,000 thousand (the “Purchase Price”). On December 21, 2023, the company received the approval of the Israeli Competition Authority (hereinafter the “ICA”). The agreement is subject to certain closing conditions and as of the date of these financial statements, the purchase is still pending certain closing conditions.

b.	Acquisition of Retail Pro

On November 30, 2023, (hereinafter “The Closing Date”) the company successfully concluded its acquisition of Retail Pro International, LLC (hereinafter “RPI”), a leading global entity in retail Point of Sale (POS) software. RPI owns an intellectual property catering to both mid-size and global retailers with a full-featured, flexible product designed to navigate the complexities of the global retail landscape.

The purchase price for the transaction represents an implied enterprise value of $34.5 million on a cash-free debt-free basis, to be paid partially in cash and the remainder in cash or equity, subject to certain earnout targets being met (refer to note 15). The deal was initially financed with in debt provided by local Israeli Bank. The remaining amount of approximately $14.6 million will be paid over a three-year period, contingent upon meeting specific earnout targets, and may be settled in either cash or equity at the company's discretion (hereinafter "Contingent Liability"). It will be broken up into 5 payments, with the first payment of 33% of the deferred consideration (approximately $5.5 million) being due January 1, 2025, and the rest being broken up into 4 semi-annual payments of 16.67% of the deferred consideration (approximately $2,768 thousand each) beginning July 1, 2025. The first payment of the deferred consideration will include a reduction of $2 million due to a portion of deferred revenues.

The following table presents the consideration for RPI's acquisition, and the amounts recognized for assets acquired and liabilities on the of the acquisition, at fair value:

US Dollars in thousands
Consideration paid in cash	18,759
Contingent Consideration	12,141
Total consideration	30,900

Amounts recognized on merger date:
Cash and cash equivalents	430
Trade receivables	1,854
Other receivables	280
Property and equipment	140
Technology	20,148
Customer relations	7,092
Brand	3,031
Trade payables	(1,339)
Other payables	(924)

Deferred Tax Liability	(2,626)
Total identifiable assets, net	28,086
Goodwill (*)	2,814
Total Consideration	30,900

Cash flows in respect of the acquisition	18,759
Cash and cash equivalents of subsidiary	430
Acquisition of subsidiary, less cash acquired	18,329

(*) The elements and factors that the Company paid above the fair value of the tangible and intangible assets recognized, represent as goodwill for RPI's, expressed by synergy of good reputation and talented workforce. Thus, the goodwill resulted from the acquisition of RPI represents the excess of the acquisition consideration on the fair value over the net identifiable assets acquired and liabilities in closing date.

Other expenses for the year ended December 31, 2023 were approximately $444 thousand, primarily attributable to professional fees incurred in connection with RPI acquisition.

The following is information about revenues and losses of the Group under the assumption that the RPI transaction was completed on January 1, 2023: (1) The Group’s revenues for the year ended December 31, 2023, would have been $251,391 thousand, compared to $235,491 thousand as reported, and; (2) The Group's losses for year ended December 31, 2023, would have been $8,910 thousand compared to $14,489 thousand as reported.

The additional revenue included in the consolidated income statement since Acquisition Date resulting from consolidating RPI's results was $503 thousand during the year. Additionally, the consolidation of RPI resulted in an increase by $310 thousand in the loss for the year.

c.	On Track Innovation Ltd.

On January 19, 2022 the Company entered into a binding term sheet with On Track Innovations Ltd. (hereinafter - "OTI"), according to which the parties shall engage in a two-phase transaction, where in the first phase the Company shall provide a loan to OTI (hereinafter - "Loan") and thereafter the Company and OTI shall negotiate to acquire 100% of OTI’s shares by way of reverse triangular merger (hereinafter - "Merger").

On January 27, 2022, the Company executed a Loan agreement with OTI, according to which the Company extended a Loan to OTI totaling $5.5 million to repay its outstanding debts. The Loan will be repaid in two years, bearing a 10% annual interest rate. The loan shall be secured by a floating charge over OTI's assets.

According to the Loan Agreement, the Company may, in its sole discretion, extend the Loan with additional amounts, in order to pay to any creditor of OTI from the date of the Loan agreement and until the closing of the Merger in order to allow OTI to continue to operate in the ordinary course (hereinafter - "Additional Amounts"). Additional Amounts, if any, will be deemed to be as part of a Loan and the terms of the Loan will apply to them in full.

On April 25, 2022 and on July 5, 2022 the Company extended OTI an additional loan amount of $1 million and $1.6 million, respectively. The loan was accounted for as a financial asset at fair value through profit or loss.

If the Merger agreement will not be put to the vote of the shareholders of OTI or if it will not be approved by the shareholders of OTI by the dates in the Loan agreement, for a reason that is not directly and exclusively related to the Company, then (a) the Company shall have the right to either demand the immediate repayment of the Loan from OTI only, or convert it into OTI's equity based on the determined price in the Loan agreement (b) if the Company elected not to demand the immediate repayment or conversion, the interest on the Loan shall be increased to the mentioned interest rate in the Loan agreement, and (c) OTI shall pay, upon demand by the Company, to the Company an agreed amount in the Loan agreement.

On March 17, 2022, the merger agreement with OTI were completed under the preliminary terms as noted at the binding sheet which OTI will become a private wholly-owned subsidiary of the Company. On May 10, 2022, OTI's general assembly of shareholders approved the Merger agreement.

On June 9, 2022, the transactions under the Merger Agreement were completed and the shareholders of OTI received from the Company an aggregate cash consideration of $4.5 million. The cash consideration was paid in full on July 18, 2022 and the long-term liability OTI received from the Company, as part of the first phase of the merger considerations, was eliminated in the consolidated financial statements.

The following table presents the consideration for OTI's merger, and the amounts recognized for assets acquired and liabilities on the of the merger, at fair value:

As of June 9, 2022
US Dollars in thousands
Deferred consideration	4,500
Total consideration	4,500

Amounts recognized on merger date:
Cash and cash equivalents	440
Trade receivables	983
Inventory	3,569
Other receivables	1,397
Right of use assets	1,722
Property and equipment	660
Other assets	145
Technology	1,711
Customer relations	5,046
Short-term bank loans	(2,001)
Trade payables	(1,392)
Other payables	(1,982)
Lease liability	(1,696)
Other long term liabilities	(69)
Long term liability from the Company (*)	(6,757)
Total identifiable assets, net (**)	1,776
Goodwill (***)	2,724
Total Consideration	4,500
Cash flows in respect of the acquisition, as presented in cash flows from investing activities
Cash and cash equivalents of subsidiary included in consolidated for the first time	440
Acquisition of subsidiary, less cash acquired, as presented in cash flows from investing activity	440

(*) The long-term liability from the Company was eliminated in the consolidated financial statements.

(**) Due to accumulated loss for tax, deferred tax liabilities were offset up to their aggregated value recognized at the day of the acquisition.

(***) The elements and factors that the Company paid above the fair value of the tangible and intangible assets recognized, represent as goodwill for OTI's, expressed by synergy of good reputation and talented workforce. Thus, the goodwill resulted from the acquisition of OTI represents the excess of the acquisition consideration on the fair value over the net identifiable assets acquired and liabilities in closing date.

The following is information about revenues and losses of the Group under the assumption that the OTI transaction was completed on January 1, 2022: (1) The Group’s revenues for the year ended December 31, 2022, would have been $179,008 thousand, compared to $173,515 thousand as reported, and; (2) The Group's losses for year ended December 31, 2022, would have been $42,166 thousand compared to $37,332 thousand as reported.

The additional revenue included in the consolidated income statement for the year ended December 31, 2022 and from the Acquisition Date resulting from consolidating OTI's results was $7,610 thousand during the year. Additionally, the consolidation of OTI resulted in an increase of $909 thousand in the loss for that year.

d.	Collaboration agreement of IoT Technology Holdings Ltd.

On June 21, 2023, a new agreement of collaboration (hereinafter "New Agreement") was signed between the Company, Bank Hapoalim (hereinafter "BHP"), Mr. Alon Feit (hereinafter "Feit"), IoT Capital Ltd. (hereinafter "IoT Capital"), and IoT Technology Holdings Ltd., a new Israeli company (hereinafter "IoT Technology" or the "Receiving Company", all together the "Collaborators" or the "Parties"). The New Agreement replaces an older agreement (hereinafter "the Old Agreement") signed on June 9, 2022 between the Parties which was signed to establish and operate an innovative international platform, which shall provide financing options mainly for small and medium businesses for acquiring POS devices, automated vending machines and electric vehicle charging stations. Under the terms of the Old Agreement, the Parties shall incorporate IoT Technology with an initial holding structure according to which 49.1% of IOT’s share capital shall be held by the Company, 30.9% by Feit, and 20% by Bank Hapoalim. For further information on the Old Agreement, please refer to Note 6(g) in the 20-F for the year ended December 31, 2022 as published on March 1, 2023.

Under the terms of the New Agreement, the initial holding structure remained unchanged as determined by the Old Agreement. The New Agreement also sets the same amounts as determined by the Old Agreement where the Company shall invest in the Receiving Company an amount of $1.5 million, Feit shall invest an amount of $0.5 million, and Bank Hapoalim shall invest an amount of $1.5 million and provide an additional loan of $1.5 million. Similar to the Old Agreement, the New Agreement also includes three options, where;

a)
First Call Option - a Call Option granted to the Company to buy from BHP and Feit such number of shares that following the exercise of the First Call Option, the Company will hold 50.1% of the voting rights in IoT Technology, such that the Company will be able to consolidate the Company in its financial statements. The option can be exercised by the Company between two to eleven years from signing of the New Agreement date. As of December 31, 2023, the fair value of the First Call Option was determined to be $1,822 thousand.

b)
Second Call Option - a Second Call Option granted to the Company to buy from BHP and Feit such number of shares that following the exercise option the Company will hold 100% from IoT Technology. The option can be exercised by the Company at any time during a period of ten years following the exercise of the First Call Option and in no event later than fourteen years from the signing of New Agreement.

c)
Put Option - the Put Option granted by the Company to BHP and Feit to sell the remaining shares of IoT Technology. The Put Option shall be exercisable commencing at any time following the lapse of two years following the signing of the New Agreement and ending upon the lapse of the Second Call Option period.

For all the three options above, the exercise consideration to be paid depends on IOT's annual revenue volume ("ARV"). Such ARV will be determined by IOT's average monthly revenue of the recent 3 months (prior to the exercising of the option) times 12. The pre-determined multipliers range from 10 to 15, times the percentage acquired for the exercising of the Call & Put Options, respectively. In exercising the Second Call Option, should the compound annual growth rate (“CAGR”) over the 3-year period preceding the notice of exercise of the Second Call Option shall be 35% or more, the ARV shall be 20 times.

The investment in IoT Technology shares is treated under the equity method as required by IAS 28 "Investments in Associates and Joint Ventures". As of December 31, 2023, the following table presents the balances related to the investment in IoT Technology:

US Dollars in thousands
Financial assets at fair value through profit or loss (*)	1,822
Liability for deferred consideration	1,500
Deferred income (**)	418

(*)	The options mentioned above are measured at fair value through profit and loss used the Monte Carlo option pricing model.

(**)	Deferred income represents an advance for providing future services by the Company to IoT Technology.